Exhibit 99.10

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, each of the undersigned hereby agrees to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the Class A ordinary shares, par value US$0.01 per share, Class B ordinary shares, par value US$0.01 per share and Class C ordinary shares, par value US$0.01 of BEST Inc., a company organized under the laws of the Cayman Islands.

It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement on Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such party contained therein, but such party is not responsible for the completeness and accuracy of information concerning the other parties making the filing unless such party knows or has reason to believe that such information is inaccurate. It is understood and agreed that a copy of this agreement shall be attached as an exhibit to the statement on Schedule 13D, and any amendments thereto, filed on behalf of the parties hereto.

This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

[The Remainder of this Page is Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

Shao-Ning Johnny Chou

By:	/s/ Shao-Ning Johnny Chou

George Chow

By:	/s/ George Chow

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

ALI CN INVESTMENT HOLDING LIMITED

By:	/s/ Lei Jin
Name:	Lei Jin
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

ALIBABA GROUP HOLDING LIMITED

By:	/s/ Jinwei Zhang
Name:	Jinwei Zhang
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

ALIBABA INVESTMENT LIMITED

By:	/s/ Lei Jin
Name:	Lei Jin
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

ALIBABA.COM CHINA LIMITED

By:	/s/ Lei Jin
Name:	Lei Jin
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

CAINIAO SMART LOGISTICS INVESTMENT LIMITED

By:	/s/ Lin Wan
Name:	Lin Wan
Title:	Director

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

CAINIAO SMART LOGISTICS NETWORK LIMITED

By:	/s/ Lin Wan
Name:	Lin Wan
Title:	Director

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

BJ RUSSELL HOLDINGS LIMITED

By:	/s/ Yahong Liang
Name:	Yahong Liang
Title:	Authorized Signatory

HUNG CHRIS HUI

By:	/s/ Hung Chris Hui

YAHONG LIANG

By:	/s/ Yahong Liang

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

IDG-Accel China Capital II L.P.
By: IDG-Accel China Capital II Associates L.P., its General Partner By: IDG-Accel China Capital GP II Associates Ltd., its General Partner

By:	/s/ Quan Zhou
Name:	Quan Zhou
Title:	Authorized Signatory

IDG-Accel China Capital II Investors L.P.
By: IDG-Accel China Capital GP II Associates Ltd., its General Partner

By:	/s/ Quan Zhou
Name:	Quan Zhou
Title:	Authorized Signatory

IDG-Accel China Capital II Associates L.P.
By: IDG-Accel China Capital GP II Associates Ltd., its General Partner

By:	/s/ Quan Zhou
Name:	Quan Zhou
Title:	Authorized Signatory

IDG-Accel China Capital GP II Associates Ltd.

By:	/s/ Quan Zhou
Name:	Quan Zhou
Title:	Authorized Signatory

By:	/s/ Quan Zhou
Name:	Quan Zhou

By:	/s/ Chi Sing Ho
Name:	Chi Sing HO

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

SHAOHAN JOE CHOU

By:	/s/ Shaohan Joe Chou

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

DAVID HSIAOMING TING

By:	/s/ David Hsiaoming Ting

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

THE 2012 MKB IRREVOCABLE TRUST

By:	/s/ Michael Chang
Name:	Michael Chang
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

TING CHILDRENS IRREVOCABLE TRUST

By:	/s/ Michael Chang
Name:	Michael Chang
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

TING FAMILY TRUST

By:	/s/ David Ting
Name:	David Ting
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

MICHAEL CHANG

By:	/s/ Michael Chang

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

LINDA CHANG TING

By:	/s/ Linda Chang Ting

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

SUNSHUI HOPESON CAPITAL LIMITED

By:	/s/ Deng Yanbo
Name:	Deng Yanbo
Title:	Authorized Signatory

SHANGHAI YIHAO STOCK EQUITY INVESTMENT FUND PARTNERSHIP ENTERPRISE (LIMITED PARTNERSHIP)

By:	/s/ Deng Yanbo
Name:	Deng Yanbo
Title:	Authorized Signatory

HU JUNBO

By:	/s/ Hu Junbo

DENG YANBO

By:	/s/ Deng Yanbo

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

PENG CHEN

By:	/s/ Peng Chen

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

JIMEI LIU

By:	/s/ Jimei Liu

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

MANGLI ZHANG

By:	/s/ Mangli Zhang

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

YANBING ZHANG

By:	/s/ Yanbing Zhang

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

TAO LIU

By:	/s/ Tao Liu

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

XIAOQING WANG

By:	/s/ Xiaoqing Wang

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

LILI HE

By:	/s/ Lili He

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

BO LIU

By:	/s/ Bo Liu

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

YIDONG XU

By:	/s/ Yidong Xu

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

ROBERT ZHU

By:	/s/ Robert Zhu

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

BROAD STREET PRINCIPAL INVESTMENTS, L.L.C.

By:	/s/ Crystal Orgill
Name:	Crystal Orgill
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

MBD 2014 HOLDINGS, L.P. By: MBD Advisors, L.L.C., its General Partner

By:	/s/ Crystal Orgill
Name:	Crystal Orgill
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

STONE STREET 2014 HOLDINGS, L.P. By: Bridge Street Opportunity Advisors, L.L.C., its General Partner

By:	/s/ Crystal Orgill
Name:	Crystal Orgill
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

BRIDGE STREET 2014 HOLDINGS, L.P. By: Bridge Street Opportunity Advisors, L.L.C., its General Partner

By:	/s/ Crystal Orgill
Name:	Crystal Orgill
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

THE GOLDMAN SACHS GROUP, INC.

By:	/s/ Crystal Orgill
Name:	Crystal Orgill
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

GOLDMAN SACHS & CO. LLC

By:	/s/ Crystal Orgill
Name:	Crystal Orgill
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

GENESIS CAPITAL ENTERPRISE INC

By:	/s/ Mingxia Fu
Name:	Mingxia Fu
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

MINGXIA FU

By:	/s/ Mingxia Fu

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

CBLC INVESTMENT LIMITED

By:	/s/ WONG Wai Shan
Name:	WONG Wai Shan
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

CITRON PE FUNDS II LIMITED

By:	/s/ WONG Wai Shan
Name:	WONG Wai Shan
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

CCAP BEST LOGISTICS HOLDINGS LIMITED

By:	/s/ Chan Chi Kwan Karen
Name:	Chan Chi Kwan Karen
Title:	Director

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

CDIB CAPITAL INVESTMENT I LIMITED

By:	/s/ David Chou
Name:	David Chou
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

KGI FINANCIAL HOLDING CO., LTD.
(former name China Development Financial Holding Corporation)

By:	/s/ Janet Sheng
Name:	Janet Sheng
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

SHANGHAI GUANGSHI INVESTMENT CENTER (LIMITED PARTNERSHIP)

By:	/s/ WEIFENG WANG
Name:	WEIFENG WANG
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of October 11, 2024.

EVERBRIGHT (TIANJIN) INDUSTRIAL INVESTMENT FUND MANAGEMENT CO., LTD.

By:	/s/ WEIFENG WANG
Name:	WEIFENG WANG
Title:	Authorized Signatory

[Project Silk – Signature Page to Joint Filing Agreement]